Creating the World’s Premier Live Entertainment Company Exhibit 99.1

Transaction Overview
Stock-for-Stock transaction valued at approximately $0.8B equity value; $2.5B enterprise value
Each share of Ticketmaster Entertainment stock to be exchanged for 1.384x Live Nation shares
(subject to adjustment at closing)
Consideration
Live Nation shareholders:  49.99%
Ticketmaster Entertainment shareholders:  50.01%
Pro Forma
Ownership
7 Directors designated by Live Nation
7 Directors designated by Ticketmaster Entertainment
Board of
Directors
Chairman:  Barry Diller
Executive Chairman of the Combined Company & CEO of Front Line: Irving Azoff
CEO:  Michael Rapino
Leadership
Live Nation and Ticketmaster Entertainment shareholder approval
Ticketmaster Entertainment lenders’ approval
Regulatory approvals
Other customary conditions
Conditions
Expected close:  Second half of 2009
Timetable

Strategic Highlights
Creates world’s premier live entertainment experience and drives major innovations in ticketing technology, marketing and service
Combines leading global concert business, global ticketing operations and artist management company
Brings together artist-centric leadership team with the vision to adapt to the evolving music industry landscape
Bringing together promotions and ticketing expertise accelerates benefits to concert-
goers, artists and venues
Significant opportunities to sell more tickets (many tickets go unsold today)
Improves ability to service fans at the initial ticket sale with more options and better access
Reduces current inefficiencies in system that result in higher costs

Financial Highlights
Significantly stronger financial position
• Combined market cap of $0.8B;  Enterprise value of $2.5B
• Combined LTM (Sept 08) Revenue ~$6.0B
¹
• Diversified Revenue base across all live entertainment genres
• Combined LTM (Sept 08) Adjusted Operating Income ~$0.5B
¹
Combines attractive growth engine with stable, recurring revenue model generating significant free cash flow
Significant realizable synergy opportunity
• $40MM in estimated cost synergies
Creates combined company with strong pro forma balance sheet
• 3.4x Pro Forma Debt / LTM Adjusted Operating Income (Sept 08)
• 3.2x Pro Forma Debt / LTM Adjusted Operating Income (Sept 08) (incl. synergies)
Source: Company filings and management estimates
1
Ticketmaster Entertainment is pro forma for the Front Line acquisition ($194MM of LTM Revenue and $44MM of LTM EBITDA as of 30-Sep-08).  Live Nation is not pro
forma for discontinued operations.  Ticketmaster Entertainment uses EBITDA, but are using Adjusted Operating Income above for consistency.  See page 16 for definition of non-GAAP measures.

LIVE NATION
ticketmaster

Live Nation Entertainment
LIVE NATION
ticketmaster
TicketsNow
THE POWER OF IN:
GET ME IN!
TICKETS FOR TRUE FANS. GUARANTEED.
ticketexchange
Buy Tickets. Sell Tickets. It's that Simple.

Creating the World’s Premier Live Entertainment Company
Concert
Promotion
Ticketing
Store
Front
Fan
SPONSORSHIP
Concerts/
Venues/
Festivals
Marketing
Combined
Global Fan
Database
60MM+
Artist Nation
Front Line

LIVE NATION ticketmaster

HOUSE OF BLUES

LIVE NATION FESTIVALS

THE BOB DYLAN SHOW
THE AUDITORIUM THEATRE
ticketmaster

Combines Leading Global Concert Business with Leading Global
Ticketing Operator and Management Company
Management Company Promotions
Ticketing
• Madonna
• U2
• Jay-Z
• Shakira
• Nickelback
• The Eagles
• Christina Aguilera
• Aerosmith
• Guns N Roses
• 200+ others
• 47 Amphitheaters
• 11 House of Blues
• 46 Clubs and Theaters
• 30+ Festivals
• 32 years of ticketing
expertise
• More than 280 million
tickets processed
annually; approximately
140 million sold annually
• $8.3 billion gross
transaction values; $6.0
billion online
• 11,000 venue clients
across 20 countries
• 6,700 outlets + 16
contact centers

Integrated Promotion and Ticketing Platform
Fans
Enhanced ticket / purchasing experience
Greater seating and pricing choices
• All-in ticket opportunities
• Dynamic ticketing solutions
Artists
Direct-to-fan connection
Ability to offer fan base more services and
products beyond content / performance
Coordinated global image and positioning
Venues
Improved attendance driven by –
• Alignment of promoter and ticketer
incentives
• Dynamic promotions and flexible ticketing
solutions
Complementary services offer potential for one-
stop shopping
Over 30 years of ticketing experience

LIVE NATION
ticketmaster

LIVE NATION
ticketmaster

LIVE NATION

TICKETSNOW
THE POWER OF IN

GETMEIN!

ticketexchange by Ticketmaster
Buy Tickets. Sell Tickets. It's that Simple.

Source:  Jack Meyers Media Business Report 2007; Live Nation 2007 Actuals
Significant Opportunities for Growth
Sponsorship Opportunity Online Monetization Opportunity
Sponsorship Spending By Segment
(US, $B)
Sports $9.9B
Causes $1.4B
Music $1.0B
Fairs /
Festivals $0.7B
Arts $0.8B
Other $1.1B
$161MM / $1B = 16.1%
23MM+
registered
58MM+
registered
$6.0B Gross
Transaction
Value
Resale Opportunity

Source:  2007 10-K and 2008 Q3 10-Q
Note:  Ticketmaster Entertainment EBITDA is pro forma for the Front Line acquisition for only the LTM period as of 30-Sep-08.
Attractive Combined Financial Profile
$2.7
$2.8
$2.9
$3.7
$4.2
$4.4
2003 2004 2005 2006 2007 LTM Q3 CY 08
Live Nation’s Strong Growth Engine
$171
$190
$248
$295 $294
$324
2003 2004 2005 2006 2007 LTM Q3 CY 08
Ticketmaster Entertainment’s Stable EBITDA Profile

Source: Company filings and management estimates
Note:  Ticketmaster Entertainment is pro forma for the balance sheet impact and $44M of LTM EBITDA as of 30-Sep-08 for the Front Line acquisition.  The Ticketmaster Entertainment preferred stock is paid in kind (PIK) and $35MM value of preferred stock is subject to accounting adjustments.  Live Nation LTM Adjusted Operating Income is not pro forma for discontinued operations.
Operating Cash for Ticketmaster Entertainment excludes client cash. Free Cash for Live Nation excludes deferred income, accrued artist fees, collections on behalf of others and prepaids related to artist settlements / events.
Strong Pro Forma Balance Sheet
($ in millions)
Live Nation Ticketmaster Pro Forma Combined
Cash & Cash Equivalents
$ 206 $ 545 $ 751
Free Cash / Operating Cash
50 188 239
Senior Debt $ 461 $ 565 $ 1,026
Senior Notes 300 300
Convertible Bonds 220 220
Other (Including Capital Leases) 118 3 121
Total Debt $ 799 $ 868 $ 1,667
Preferred Stock 40 35 75
Total Debt & Preferred Stock $ 839 $ 903 $ 1,742
Market Capitalization 420 396 816
Total Capitalization $ 1,259 $ 1,299 $ 2,558
LTM Adj Op Income / EBITDA (Sep-08) $ 181 $ 324 $ 505
Estimated Synergies $ 20 $ 20 $ 40
Total Debt & Pref. Stock / Adj Op Inc/EBITDA 4.6 x 2.8 x 3.4 x
4.2 x 2.6 x 3.2 x
September 30, 2008
Total Debt & Pref. Stock / Adj Op Income/EBITDA
(Incl. Estimated $40mm Synergies)

Timetable to Close
Event Expected Timeline
Ticketmaster Entertainment lenders
consent process
Live Nation and Ticketmaster
Entertainment shareholder votes
Close transaction
Targeting 6-8 weeks
2-4 months
Anticipate second half of 2009
following regulatory approval

12 Q&A

13 Appendix

Live Nation Current Capitalization
Source:  Balance sheet data as of 30-Sep-08 per 10-Q.
1 Total size of $285MM with maturity on 6/21/12.
2 $325 million at issue in 2005 due 6/21/13; incurred $225MM Incremental Loan in 2006 with 12/21/13 maturity.
3 Based on 6-Feb-09 closing share price of $5.30 and 79.3MM diluted shares outstanding.
($ in millions)
Spread /
As of 9/30/08 Maturity Coupon
Cash & Cash Equivalents $ 206
Free Cash 50
Revolver¹ $ 40 2012 L + 225
Term Loan² 421 2013 L + 325
Total Bank Debt $ 461
Other (Incl. Capital Leases) 118
Total Senior Debt $ 579
Convertible Sr. Notes 220 2027 2.875%
Total Debt $ 799
Preferred Stock 40 2011 13.00%
Market Capitalization³ 420
Total Capitalization $ 1,259
Guarantees of Indebtedness $ 3
Letters of Credit 41

Ticketmaster Entertainment Current Capitalization
Source:  Balance sheet data as of 30-Sep-08 per 10-Q.
Note: Ticketmaster Entertainment is pro forma for the balance sheet impact of the Front Line acquisition.
1 Total size of $200MM with maturity on 7/25/13.
2 Term Loan A due 7/25/13; Term Loan B due 7/25/14.
3 Based on 6-Feb-09 closing share price of $6.90 and 57.3MM diluted shares outstanding.
($ in millions)
Spread /
As of 9/30/08 Maturity Coupon
Cash & Cash Equivalents $ 545
Operating Cash 188
Revolver¹ 115 2013 L + 225
Term Loan A² 100 2013 L + 275
Term Loan B² 350 2014 L + 325
Total Senior Secured Debt $ 565
Other (Incl. Capital Leases) 3
Sr. Notes 300 2016 10.75%
Total Debt $ 868
Preferred Stock $ 35 2013 3.00%
Market Capitalization³ 396
Total Capitalization $ 1,299

The company uses operating cash as a proxy for how much cash it has available to, among other things, optionally repay debt
Non-GAAP Measures
This presentation contains certain non-GAAP financial measures as defined by SEC Regulation G.  A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.
Adjusted Operating Income (Loss) is a non-GAAP financial measure that Live Nation defines as operating income (loss) before depreciation and amortization, loss
(gain) on sale of operating assets, non-cash compensation expense and certain litigation and reorganization costs.  The company uses Adjusted Operating Income
(Loss) to evaluate the performance of its operating segments.  The company believes that information about Adjusted Operating Income (Loss) assists investors by allowing them to evaluate changes in the operating results of the company’s portfolio of businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results.  Adjusted Operating Income (Loss) is not calculated or presented in accordance with U.S. generally accepted accounting principles.  A limitation of the use of Adjusted Operating Income (Loss) as a performance measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenue in the company’s business.
Accordingly, Adjusted Operating Income (Loss) should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with U.S. GAAP.  Furthermore, this measure may vary among other companies; thus, Adjusted
Operating Income (Loss) as presented herein may not be comparable to similarly titled measures of other companies.
EBITDA is defined by Ticketmaster Entertainment as operating income excluding, if applicable: (1) depreciation expense (2) non-cash compensation expense,
(3) amortization and impairment of intangibles, (4) goodwill impairment, (5) pro forma adjustments for significant acquisitions, and (6) one-time items. Ticketmaster
Entertainment believes this measure is useful to investors because it represents the operating results of Ticketmaster Entertainment’s businesses excluding the effects of any other non-cash expenses. EBITDA has certain limitations in that it does not take into account the impact to Ticketmaster Entertainment’s statement of operations of certain expenses, including non-cash compensation, and acquisition-related accounting. Ticketmaster Entertainment endeavors to compensate for the limitations of the non-GAAP measure presented by also providing the comparable GAAP measure with equal or greater prominence and descriptions of the reconciling items, including quantifying such items, to derive the non-GAAP measure.
Free Cash is a non-GAAP financial measure that Live Nation defines as cash and cash equivalents less event-related deferred income, less accrued artist fees, less collections on behalf of others plus prepaids related to artist settlements/events. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance new venue expenditures. Free cash is not calculated or presented in accordance with U.S. generally accepted accounting principles. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available for operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with U.S. GAAP.
Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.
Operating Cash is a non-GAAP financial measure that Ticketmaster Entertainment defines as cash and cash equivalents and marketable securities less cash held on behalf of venue clients’.
balances, make acquisitions and finance new expenditures. Operating cash is not calculated or presented in accordance with U.S. generally accepted accounting principles. A limitation of the use of operating cash as a performance measure is that it does not necessarily represent funds available for operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, operating cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with U.S. GAAP. Furthermore, this measure may vary among other companies; thus, operating cash as presented herein may not be comparable to similarly titled measures of other companies.

Live Nation Non-GAAP Reconciliation
Source:  Company filings and related earnings releases
Note:  Not adjusted for discontinued operations for North American theatrical business, motor sports business and events division that were sold during or subsequent to the period.
($ in millions)
2003 2004 2005 2006 2007
LTM
Sep-08
Revenue $ 2,708 $ 2,806 $ 2,937 $ 3,712 $ 4,185 $ 4,425
Operating income $ 108 $ 59 $(13) $ 33 $ 82 $ 198
  Depreciation and amortization 64 64 65 128 121 154
  Loss (gain) on sale of operating assets (1) 6 5 (11) (51) (198)
  Non-cash compensation expense 1 1 1 3 29 27
  Certain litigation and reorganization costs 0 0 80 0 0 0
Adjusted operating income $ 172 $ 130 $ 138 $ 153 $ 181 $ 181

Ticketmaster Entertainment Non-GAAP Reconciliation
Source:  Company filings and related earnings releases
Note:  Not adjusted for the pro forma impact of the Front Line acquisition.
($ in millions)
LTM
2003 2004 2005 2006 2007 Sep-08
Revenue $ 724 $ 748 $ 929 $ 1,063 $ 1,240 $ 1,422
Net Income $ 82 $ 69 $ 118 $ 177 $ 169 $ 116
Net Interest (income) / expense (1) (7) (17) (34) (32) (1)
Equity in income of unconsolidated affiliates (1) (2) (3) (3) (6) (5)
Other income (5) (1) (1) (1) (1) (1)
Income tax provision 22 51 68 86 89 69
Mintority interest in losses (income) of consolidated subsidiaries 1 2 1 0 (3) (2)
Operating Income $ 99 $ 112 $ 166 $ 225 $ 216 $ 175
Non-cash compensation 0 22 20 8 13 23
Depreciation & Amortization 72 56 62 62 65 82
EBITDA $ 171 $ 190 $ 248 $ 295 $ 294 $ 280

Reconciliation of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures
(Unaudited)
Source:  Company filings and related earnings releases as of 30-Sep-08 and press releases
Note: Ticketmaster Entertainment is pro forma for the balance sheet impact of the Front Line acquisition.
($ in millions)
Ticketmaster Entertainment
Cash and Cash Equivalents $ 545
Client Cash (357)
  Operating Cash $ 188
Live Nation
Cash and Cash Equivalents $ 206
Deferred Income (222)
Accrued Artist Fees (27)
Collections on Behalf of Others (83)
Prepaids Related to Artist Settlements/Events 176
  Free Cash $ 50

Forward-Looking Statements
Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements regarding:  the growth of the North American concert industry; our market and growth opportunities; ticket sales trends information; our ticketing opportunity and strategies; and the amount of anticipated synergies and other benefits associated with the proposed transaction.
We wish to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing our plans, the risk that markets do not evolve as anticipated, the possibility that artists may unexpectedly cancel or reschedule all or part of scheduled tours, the potential impact of the general economic slowdown, competition in the industry and challenges associated with building out our ticketing and digital media operations.
We refer you to the documents that Live Nation and Ticketmaster Entertainment file from time to time with the SEC, specifically the section titled “Risk Factors” of Live Nation’s most recent Annual Report filed on Form 10-K and Quarterly
Reports on Form 10-Q and Ticketmaster Entertainment’s Form 10 and most recent Quarterly Report on Form 10-Q, which contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements.  You are cautioned not to place undue reliance on these forward-
looking statements, which speak only as of the date of this presentation.  All subsequent written and oral forward-looking statements by or concerning Live Nation or Ticketmaster Entertainment are expressly qualified in their entirety by the cautionary statements above.  Live Nation and Ticketmaster Entertainment do not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

In connection with the proposed transaction, Ticketmaster Entertainment and Live Nation intend to file relevant materials with the SEC, including a joint proxy statement/prospectus. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Ticketmaster
Entertainment, LIVE NATION AND THE TRANSACTION. The joint proxy statement/prospectus and other relevant materials
(when they become available) and any other documents filed by Ticketmaster Entertainment or Live Nation with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Live Nation’s Investor Relations at (310) 867-7000 or by accessing Live
Nation’s investor relations website at www.livenation.com/investors; or (ii) by contacting Ticketmaster Entertainment’s Investor
Relations at (310) 360-2354 or by accessing Ticketmaster Entertainment’s investor relations website at
http://investors.Ticketmaster Entertainment.com. Investors are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.
Ticketmaster Entertainment, Live Nation and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction. Information about the executive officers and directors of Ticketmaster Entertainment and the number of shares of Ticketmaster Entertainment’s common stock beneficially owned by such persons is set forth in the registration statement on Form S-1 which was filed with the SEC on August 20,
2008. Information about the executive officers and directors of Live Nation and the number of shares of Live Nation’s common stock beneficially owned by such persons is set forth in the proxy statement for Live Nation’s 2008 Annual Meeting of
Stockholders which was filed with the SEC on April 29, 2008. Investors may obtain additional information regarding the direct and indirect interests of Ticketmaster Entertainment, Live Nation and their respective executive officers and directors in the transaction by reading the joint proxy statement/prospectus regarding the transaction when it becomes available.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.